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                                                                   EXHIBIT 10.10

                        SETTLEMENT AGREEMENT AND RELEASE

     This SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is made and entered into as of the 30th day of July, 2007, by and between Rutherford Chemicals LLC, Vertellus Specialties Holdings UK Ltd. (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly Rutherford Chemicals Holdings Corp.) and Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland Chemicals, Inc. (a/k/a Zeeland, Inc.), Nepcam, Inc., and Cambrex Ltd. The signatories to this Agreement will be referred to jointly as the "Parties."

                                    RECITALS:

     WHEREAS, certain of the Parties have been engaged in litigation regarding the application of the Asset Purchase Agreement (defined below) in New York State Supreme Court under the caption Rutherford Chemicals LLC et al. v. Cambrex Corporation, et al., Index No. 601176/06; and

     WHEREAS, to avoid the expense, uncertainty, and disruption of further litigation, the Parties wish to resolve their disputes regarding the Asset Purchase Agreement and intend this Agreement to effectuate the full, final and complete resolution of the allegations, claims, and causes of action that have been asserted in the Litigation, as defined herein; to further settle and resolve certain additional claims that have not been raised in the Litigation, including but not limited to all claims for payments of the Subordinated Promissory Note as defined in the Asset Purchase Agreement and all additional payments now or in the future that are or might be due and owing under the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 "Asset Purchase Agreement" or "APA" means the Amended and Restated Asset Purchase Agreement dated as of October 17, 2003, between Rutherford Acquisition Corp. and Cambrex Corporation and the Sellers listed therein, including the document entitled "Documents Executed and Delivered in Connection with the Acquisition of The Rutherford Chemicals Business by Rutherford Acquisition Corp." dated November 10, 2003.

     1.2 "Assumed Liabilities" means the liabilities and obligations defined in the APA and set forth on Annex A to the APA.

     1.3 "Cambrex" means Defendants Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland, Inc., Nepcam, Inc., and Cambrex Ltd., and all subsidiaries, successors and assigns.

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     1.4 "Claims" means any and all claims asserted by Rutherford in the
Complaint, including but not limited to, all claims for money damages, indemnification, breach of warranty and covenants, attorneys' fees, and all claims for declaratory and injunctive relief.

     1.5 "Closing" means the November 11, 2003 closing at which Rutherford Acquisition Corp. concluded the purchase from Cambrex of the Rutherford Facilities, as defined herein.

     1.6 "Complaint" means the "Complaint for Indemnification, Breach of Warranty and Covenants, Declaratory and Injunctive Relief" filed in the Supreme Court of the State of New York, County of New York, on April 4, 2006.

     1.7 "Counterclaims" means any and all Counterclaims asserted by Cambrex in their Initial Answer and their First and Second Amended Answers and Counterclaims, including but not limited to, all claims for money damages, indemnification, damages or offsets for breach of warranty and covenants, reformation, attorneys' fees, and all claims for declaratory and injunctive relief.

     1.8 "Environmental Escrow Agreement" means the agreement entered into by the Parties to this Agreement and that is attached hereto and expressly made a part of this Agreement.

     1.9 "Environmental Laws" means all federal, state, local and foreign laws, orders, and regulations relating to pollution or protection of the environment, including, without limitation, ambient air, surface water, groundwater, surface or subsurface strata, sediments, all fish, wildlife, biota and all other natural resources, worker health, preservation or reclamation of natural resources (the "Environment"), or to the management handling, use, generation, treatment, storage, transportation, disposal, manufacture, distribution, formulation, packaging, labeling, releases or threatened releases of, or exposure to, Hazardous Materials, including without limitation: the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sections 9601 et seq. ("CERCLA"), the Federal Water Pollution Control Act, 33 U.S.C. Sections 1251 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Sections 651 et seq. (but solely as it relates to the exposure of Hazardous Materials); the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300(f) et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Sections 2701 et seq.; and any similar or implementing state or local law, and any non-U.S. laws and regulations of similar import, and all amendments or regulations promulgated thereunder; and any common law doctrine, including without limitation, negligence, nuisance, trespass, personal injury or property damage, to the extent such common laws doctrine relates to or arises out of the presence of, release or threatened release of, or exposure to, Hazardous Materials.

     1.10 "Environmental Liabilities" means any and all costs, losses, damages, demands, claims, fines, penalties, assessments, expenses, obligations and liabilities arising in connection with or in any way relating to (a) the ownership or operation of the Rutherford Facilities or the


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chemicals business operated thereon or associated therewith; or (b) the ownership, operation or condition of the real property located at the Rutherford Facilities, which in either case arise under, are necessary to achieve or maintain compliance with, or relate to (i) the presence, use, generation, storage, transportation, treatment, sale, disposal or release or exposure to any Hazardous Materials at any of the Rutherford Facilities, or (ii) any violation of or liability or obligation under any Environmental Laws, whether occurring prior to, on or after the Closing and whether accrued, contingent, absolute, determined, determinable, disclosed, undisclosed or otherwise.

     1.11 "Escrow Account" means the account established, defined in, and governed by the Environmental Escrow Agreement.

     1.12 "Excluded Liabilities" means the liabilities and obligations set forth in the APA and on Annex C to the APA.

     1.13 "Financial Claims" means any right or obligation under the APA for or related to the payment, receipt, return, or reimbursement of any portion of the Purchase Price, Working Capital Adjustment, Subordinated Note, Cash/Debt Adjustment, Prorations of taxes or other funds, Additional Payments, Right to Setoff, and Taxes of any kind or form. The Capitalized terms used in this definition of "Financial Claims" shall have the meaning assigned to them in the APA.

     1.14 "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality exercising governmental or regulatory authority of the United States, any foreign country or any domestic or foreign state, province, county, city, municipality or other political subdivision or any quasi-governmental or regulatory body exercising authority thereunder.

     1.15 "Hazardous Materials" means (a) any petroleum or petroleum products, explosives, radioactive materials, asbestos in any form or condition, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls
(PCBs); and (b) any chemicals, materials, wastes, or substances regulated, defined as or included in the definition of "hazardous substances," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," or words of similar import under any Environmental Laws as defined herein.

     1.16 "Litigation" means the lawsuit filed by Rutherford in New York Supreme Court, Commercial Division, captioned Rutherford Chemicals LLC, Rutherford Chemicals UK Ltd., and Seal Sands Ltd. v. Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland, Inc., Nepcam, Inc., and Cambrex Ltd., Index No. 601176/06, and all claims and counterclaims asserted therein.

     1.17 "Loss" or "Losses" shall mean any and all losses, injuries, claims, expenses, damages of any kind, judgments, settlements, debts, penalties, fines, obligations, interest (including prejudgment interest), costs and expenses (including court costs and reasonable attorneys' fees and expenses and reasonable costs of investigation).


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     1.18 "Nepera Facility" means the Rutherford Facility in Harriman, New York as described and defined in the APA. "CasChem Facility" means the Rutherford Facility in Bayonne, New Jersey; "Heico Facility" means the Rutherford Facility in Delaware Water Gap, Pennsylvania; "Zeeland Facility" means the Rutherford Facility in Zeeland, Michigan; and "Seal Sands Facility" means the Rutherford Facility in Middlesborough, England

     1.19 "Off-Site" means any area beyond the boundaries or borders of the Real Property of the Rutherford Facilities, as that term "Real Property" is defined in Section 3.12(a) and Schedule 3.12(a) of the APA.

     1.20 "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a governmental or political subdivision or a Governmental or Regulatory Authority.

     1.21 "Remediation" means any and all investigation, delineation, cleanup, containment, removal, capping, remediation, corrective action, monitoring or other treatment related to the release, threatened release or presence of Hazardous Materials or any such conduct designed to address any Environmental Liabilities or to comply with any Environmental Laws, including any permit or order under any Environmental Law issued by a Governmental or Regulatory Authority.

     1.22 "Remediation Costs" means any and all administrative, legal, investigative, remedial, corrective and other costs, expenses and fees arising from or incurred in connection with any Remediation.

     1.23 "Rutherford" means Rutherford Chemicals LLC, , Vertellus Specialties Holdings UK Ltd. (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly known as Rutherford Chemicals Holdings Corp.) and all subsidiaries (except non-wholly owned subsidiaries in China), successors and assigns.

     1.24 "Rutherford Facilities" means the five plants, including the real property on which the plants are located, acquired by the Rutherford Acquisition Corp. in the Asset Purchase Agreement defined herein, which include: the Nepera Facility in Harriman, New York; the CasChem facility in Bayonne, New Jersey; the Heico facility in Delaware Water Gap, Pennsylvania; the Zeeland facility in Zeeland, Michigan; and the Seal Sands facility in Middlesborough, England.

     1.25 "Third Party Claim" means the assertion by any Person (including, without limitation, any Governmental or Regulatory Authority) who is not a party to this Agreement of any claim or the commencement by any Person of any action or proceeding.

     1.26 "Wholly-Owned Affiliate" means, with respect to the Initial Nepera Asset Transferee, any Person that either (i) wholly controls the Initial Nepera Asset Transferee; (ii) is wholly controlled by the Initial Nepera Asset Transferee; or (iii) is wholly controlled by another Person that also wholly controls the Initial Nepera Asset Transferee.

     1.27 Any capitalized term in this Agreement that is not specifically defined in


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Section 1 of this Agreement or in a parenthetical in this Agreement, shall be deemed to have the meaning assigned to such capitalized term in the APA.

                                   ARTICLE II
                                      TERMS

     2.1 Settlement Payments and Funding of Escrow. The settlement sum shall be eight million and two hundred and fifty thousand dollars ($8,250,000) (the "Settlement Sum").

          2.1.1 Cambrex Payments and Allocation of Settlement Sum.

               (a) Cambrex shall pay Rutherford the sum of six hundred thirty-five thousand, nine hundred thirty-nine dollars ($635,939.00), which represents certain Remediation Costs at the Nepera Facility that already have been incurred by Rutherford as of June 30, 2007 ("Past Nepera Expenses"). Cambrex shall pay this amount directly to Rutherford (not to the Escrow Account) within thirty (30) days following the date of this Agreement.

               (b) The Settlement Sum minus the Past Nepera Expenses is equal to seven million, six hundred and fourteen thousand, sixty-one dollars ($7,614,061) and shall be referred to herein as the "Escrow Deposit." The Escrow Deposit shall be used for the purposes prescribed in the Environmental Escrow Agreement, which shall include the reimbursement or payment to Rutherford or its designated representatives for any and all Remediation Costs incurred on or after June 30, 2007, resulting from, relating to, or addressing the following: any and all Remediation at the Nepera Facility and the Heico Facility; any and all Remediation of toluene at the Seal Sands Facility; and/or any and all Remediation of mercury at the Zeeland Facility or any other Hazardous Materials at any of the seven closed and inactive lagoons at the Zeeland Facility and the closed Ketone Sludge Pond at the Zeeland Facility formerly used to store a variety of chemicals between the 1950s and the 1970s; provided, however, that no more than one million dollars ($1,000,000) of the Escrow Deposit may be used for the purpose of reimbursing Rutherford for Remediation Costs incurred at sites other than the Nepera Facility.

               (c) Cambrex shall deposit into the Escrow Account the amount of the Escrow Deposit minus the amount of Rutherford's Note Payment, as outlined in Paragraph 2.1.2(b) below (the "Net Escrow Deposit"). Cambrex shall deposit the Net Escrow Deposit into the Escrow Account within thirty (30) days following Rutherford's Final Note Payment, as outlined in Section 2.1.2(b) below.

          2.1.2 Rutherford Payments. Rutherford shall make the following payments:

               (a) After the Closing, Rutherford received tax refunds (the "Tax Refunds") from United Kingdom taxing authorities in the amount of 284,764 British Pounds Sterling for tax year 2002 and 114,938 British Pounds Sterling for tax year 2003. Rutherford shall pay directly to Cambrex (not to the Escrow Account) 399,702 British Pounds Sterling within thirty (30) days following the execution of this Agreement.

               (b) Pursuant to the APA, Rutherford provided Cambrex with the Subordinated Promissory Note in the amount of $2,000,000, bearing interest at the rate of 12%


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per annum. As of September 30, 2007, the outstanding principal and interest on the Subordinated Promissory Note will be three million, one hundred forty-nine thousand, and one hundred eighty-five dollars ($3,149,185). Rutherford shall pay to Cambrex $3,149,185, plus interest accrued on any outstanding amounts from October 1, 2007 until such time as the Note Payments or portions thereof are paid, at the rate of 12% per annum (the "Note Payment"). The Note Payment shall be made by Rutherford by depositing into the Escrow Account the following amounts at the times specified:

                    (i) Payment 1: one million dollars ($1,000,000) to be deposited into the Escrow Account on or before September 30, 2007;

                    (ii) Payment 2: one million dollars ($1,000,000) to be deposited into the Escrow Account on or before November 30, 2007; and

                    (iii) Final Note Payment: the balance of the Note Payment (the "Final Note Payment") to be deposited into the Escrow Account on or before February 28, 2008. The Final Note Payment shall be for one million, one hundred forty-nine thousand, one hundred eighty-five dollars ($1,149,185) plus interest accrued on the outstanding balances of the Note Payment between October 1, 2007 and the date of the Final Note Payment. The interest accrued between the October 1, 2007 and the date of the Final Note Payment shall be at the rate of 12% per annum and shall be determined based on the daily balance of the outstanding Note Payment during that time period.

          2.1.3 Notwithstanding the provisions of this Section 2.1, in the event that (i) Vertellus Specialties Holdings Corp. is sold in a stock sale or (ii) all or substantially all of the assets of Vertellus Specialties Holdings Corp. are sold to a buyer not affiliated with Rutherford, the balance of Rutherford's Note Payment still due and owing under Section 2.1.2(b) shall be paid into the Escrow Account within thirty (30) days following the closing date of such sale of Vertellus Specialty Holdings Corp. or substantially all of its assets. Cambrex's Net Escrow Deposit shall then be paid into the Escrow Account within thirty (30) days of Rutherford's payment of the balance of its Note Payment. In the event Rutherford otherwise prepays the full remaining balance of the Note Payment prior to January 28, 2008, Cambrex shall deposit into the Escrow Account the Net Escrow Deposit within thirty (30) days of receipt of notice from Rutherford that it has prepaid the Note Payment. In the event Rutherford prepays the Note Payment prior to September 30, 2007, the total amount of the Note Payment due and owing under Section 2.1.2(b) shall be reduced by the amount of 12% interest per annum, calculated per day, from the date of the prepayment through September 30, 2007. In the event Rutherford fails to make the payments required under Section 2.1.2 of this Agreement, the Parties shall have all of their rights and remedies under the Subordinated Promissory Note, dated November 10, 2003, and attached to the APA.

          2.1.4 All payments and deposits required under Section 2.1 shall be made by


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wire transfer.

     2.2 Dismissal of Claims and Counterclaims and Waiver of Certain Rights Under the APA.

          2.2.1 The Parties hereby waive and release each other of all Claims and Counterclaims that have been asserted in the Litigation, with the exception of Cambrex's specific assertions in Paragraphs 45 and 47 of the Second Counterclaim of Cambrex's First Amended Answer and Counterclaim ("Second Counterclaim") that Rutherford has breached Section 7.07 (f)(ii) of the APA, which claim Cambrex waives and releases but only to the extent set forth in
Section 2.2.2. This waiver and release shall not be deemed to waive or release any rights or obligations under the APA or otherwise that are specifically preserved or created in this Agreement.

          2.2.2 Upon execution of this Agreement, within ten (10) days:

               (a) the Parties shall jointly file a motion seeking dismissal with prejudice of all Claims and Counterclaims that have been asserted in the Litigation, with the exception of Cambrex's specific assertions in Paragraphs 45 and 47 of its Second Counterclaim that Rutherford has breached Section 7.07(f)(ii) of the APA, which Cambrex shall dismiss without prejudice; provided however that Cambrex waives any right to seek the recovery of any damages or costs that it may have suffered or incurred prior to the date of this Agreement that did result or might have resulted from any alleged breach or violation of
Section 7.07(f)(ii) of the APA.

               (b) Cambrex shall file notice of dismissal with prejudice of its appeal to the Appellate Division, First Department, of the Supreme Court of the State of New York concerning the March 27, 2007 Decision and Order of the trial court in the Litigation; and

               (c) the Parties shall jointly file a stipulation and proposed order to release the bond that Cambrex has posted in connection with the order preliminarily enjoining Rutherford from demolishing the Nepera Facility.

          2.2.3 All Parties hereby waive and extinguish all rights under the APA or otherwise to seek indemnification, damages, injunctive relief, declaratory relief, or any other remedy for breach of any warranty, covenant, representation, Assumed Liability, Excluded Liability, or other obligation contained in the APA, as they relate to any or all Financial Claims, whether ripe, accrued, unaccrued, known or unknown at the time of the execution of this Agreement.

          2.2.4 All Parties hereby waive and extinguish all rights under the APA to seek indemnification, damages, injunctive relief, declaratory relief, or any other remedy for breach of any warranty, covenant, representation, Assumed Liability, Excluded Liability or other obligation contained in the APA as they relate to Environmental Liabilities, including any and all Remediation related thereto, EXCEPT with respect to the Parties' rights and obligations as set forth in Subparagraphs 2.3.1(a)(i)-(v) of this Agreement.


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          2.2.5 Rutherford hereby waives any right to seek redress from Cambrex for future remediation of the toluene plume at Seal Sands even if such remediation is to occur Off-Site; except that nothing herein shall be construed to restrict or prohibit Rutherford from utilizing the Escrow Account to pay for remediation of or associated with the toluene plume at Seal Sands, including Off-Site, up to the limits provided for in Section 2.1.1(b).

          2.2.6 All Claims and Counterclaims dismissed or waived under the terms of this Agreement are so dismissed or waived by the Parties, which shall include for these purposes their respective affiliates, parents, subsidiaries, present and former officers, directors, partners, employees, agents, attorneys, insurers, administrators, receivers, trustees, conservators, predecessors, successors and assigns.

     2.3 Amendment and Modification of the APA.

          2.3.1. The APA is amended and modified as follows:

               (a) Any and all rights, obligations and limitations of the Parties under the APA with respect to Environmental Liabilities and the Remediation thereof at the Rutherford Facilities, including but not limited to the covenants made in Sections 6.03, 6.04, 7.08 and 7.11 of the APA and all rights, obligations and limitations related thereto, and all rights, obligations, limitations and liabilities related to Environmental Liabilities at or relating to the Rutherford Facilities that are denoted in the APA as Assumed Liabilities or Excluded Liabilities, are extinguished and hereby governed by the terms of this Agreement, INCLUDING AS FOLLOWS:

                    (i) Cambrex shall be solely responsible for Environmental Liabilities attributable to or arising from the pre-Closing Off-Site treatment, storage, transportation, release, threatened release, disposal or arrangement for disposal of any Hazardous Materials by or on behalf of Cambrex or any of their respective predecessors or affiliates or otherwise in connection with any of the Rutherford Facilities; provided, however, that Cambrex shall have no responsibility for the Remediation of Hazardous Materials on, in, or below the Real Property even if such Remediation arises from, relates to, or is required to remedy Off-Site Environmental Liabilities unless such Remediation is otherwise part of Cambrex's responsibilities or obligations under this Agreement, including but not limited to the other subparagraphs of this Section 2.3.1(a); provided further, that Cambrex shall have no responsibility for Remediation or any fines or penalties attributable to or arising from the Off-Site release or threatened release of toluene from the toluene plume at the Seal Sands Facility.

                    (ii) Cambrex shall be solely responsible for (1) any Third Party Claims for damage or injury suffered as the result of products sold in connection with the operation of the Rutherford Facilities prior to the Closing; and (2) any Third Party Claims for any personal injuries, property damage (other than damage to the real property of the Rutherford Facilities) or natural resource damages attributable to or arising from any pre-Closing exposure to or damage from any Hazardous Materials with respect to the Rutherford Facilities.

                    (iii) Cambrex shall conduct and complete all Remediation required at the CasChem facility under the New Jersey Industrial Site Recovery Act, as amended,


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and the regulations thereunder ("ISRA"), pursuant to and as fully set forth in
Section 7.07 of the APA.

                    (iv) Cambrex shall conduct and complete all Remediation of Hazardous Materials in, on, beneath, from, or adjacent to the Nepera Facility required to be implemented by the New York Department of Environmental Conservation ("NYSDEC") pursuant to the Record of Decision for Site No. 33606, dated March 1997 (the "ROD"), pursuant to and as fully set forth in Section 7.07 of the APA.

                    (v) All rights and obligations set forth in Section 7.07 of the APA, including those applicable to both Seller and Buyer, shall be fully applicable and shall be enforceable pursuant to and in accordance with the terms of this Agreement, but only to the extent such rights and obligations relate to performance of Remediation at the CasChem Facility under ISRA or Remediation at the Nepera Facility under the ROD, except that all rights and obligations under
Section 7.07(f)(i) and Section 7.07(g)(iv) are hereby waived and extinguished.

               (b) Any disputes regarding or relating to the application of the APA, including but not limited to any claims for breach, enforcement, indemnification, interpretation or damages under the APA, shall be submitted, processed, adjudicated and resolved in accordance with the terms of Section 4.1 below.

          2.3.2 To the extent any terms of this Agreement and the APA are deemed to conflict or to be inconsistent, the terms of this Agreement shall govern and shall be applied.

     2.4 Indemnity.

          2.4.1 Cambrex shall, jointly and severally, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless Rutherford from and against any Losses resulting from any Environmental Liabilities suffered or incurred by Rutherford for which Cambrex is responsible under Section 2.3.1(a)(i)-(v). Except with respect to Cambrex's obligations that are specifically preserved or otherwise set forth in this Agreement, including those set forth in Section 2.3.1(a)(i)-(v), Rutherford shall, jointly and severally, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless Cambrex from and against any Losses resulting from any Environmental Liabilities suffered or incurred by Cambrex arising out of, resulting from or relating to (x) the presence of Hazardous Materials at any of the Rutherford Facilities or (y) Remediation, fines or penalties relating to any Off-Site release or threatened release of toluene from the toluene plume at the Seal Sands Facility.

          2.4.2 If Cambrex shall receive notice or otherwise learn of a Third Party Claim with respect to which Rutherford is obligated to provide indemnification pursuant to Section 2.4.1 including without limitation any Third Party Claim brought under any Environmental Laws, Cambrex shall give Rutherford written notice thereof promptly after becoming aware of such Third Party Claim; provided, however, that the failure of Cambrex to give notice as provided in this provision shall not relieve Rutherford of its obligations under Section 2.4 except to the extent that Rutherford is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in reasonable detail and, if ascertainable, shall indicate the amount (estimated if necessary) of the Loss that has been or may be sustained by Cambrex.


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

          2.4.3 Rutherford may elect to defend or seek to settle or compromise, at Rutherford's own expense and by Rutherford's own counsel, any Third Party Claim. Within thirty (30) days after the receipt of notice from Cambrex in accordance with Section 2.4.2 (or sooner, if the nature of such Third Party Claim so requires), Rutherford shall notify Cambrex whether Rutherford will assume responsibility for defending such Third Party Claim. After notice from Rutherford to Cambrex of its election to assume the defense of a Third Party Claim, Rutherford shall not be liable to Cambrex under this Section 2.4 for any legal or other expenses (except expenses approved in advance by Rutherford ) incurred by Cambrex in connection with the defense thereof; provided that if the defendants in any such claim include both Rutherford and Cambrex and, in Cambrex's reasonable judgment, a conflict of interest between Rutherford and Cambrex exists in respect of such claim, Cambrex shall have the right to employ separate counsel to represent itself at its own expense. If Rutherford elects not to assume responsibility for defending a Third Party Claim, or fails to notify Cambrex of its election as provided in this Section 2.4.3, Cambrex may defend or (subject to the remainder of this Section 2.4) seek to compromise or settle such Third Party Claim and seek redress from Rutherford under the terms of this Agreement.

          2.4.4 If Rutherford chooses to defend or to seek to compromise or settle any Third Party Claim, Cambrex shall make available to Rutherford any personnel or any books, records or other documents within Cambrex's control or which it otherwise has the ability to make available that are necessary or appropriate for such defense, settlement or compromise, and shall otherwise cooperate in the defense, settlement or compromise of such Third Party Claim.

          2.4.5 In the event of payment by Rutherford to Cambrex in connection with any Third Party Claim that Cambrex is not responsible for under the terms of this Agreement, Rutherford shall, to the fullest extent permitted by applicable law, be subrogated to and shall stand in the place of Cambrex as to any events or circumstances in respect of which Cambrex may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim or against any other Person. Cambrex shall cooperate with Rutherford in a reasonable manner, and at the cost and expense of Rutherford, in prosecuting any subrogated right or claim.

          2.4.6 Other Procedures for Indemnification. Any claim for indemnification by Cambrex under Section 2.4 which does not result from a Third Party Claim shall be asserted by written notice given by Cambrex to Rutherford. Rutherford shall have a period of twenty (20) days after the receipt of such notice within which to respond thereto. If Rutherford does not respond within such twenty (20) day period, Rutherford shall be deemed to have refused to accept responsibility to make payment. If Rutherford does not respond within such twenty (20) day period or rejects such claim in whole or in part, Cambrex shall be free to pursue such remedies as may be available to such party under this Agreement.

          2.4.7 Indemnification Procedures Apply Equally to Rutherford and Cambrex.

          In the event Rutherford receives notice of a Third Party Claim described or covered in Section 2.3.1 (a)(ii) or receives notice of a claim relating to Off Site Hazardous Materials described or covered in Section 2.3.1(a)(i), Rutherford and Cambrex shall follow and adhere to the provisions of
Section 2.4.2, 2.4.3, 2.4.4, 2.4.5 and 2.4.6, EXCEPT THAT the rights and obligations set forth for Cambrex in each of these Sections shall apply to Rutherford and the rights and obligations set forth for Rutherford in each of these Sections shall apply to Cambrex.

          2.4.8 Notice of Remediation Activities at Nepera.

               (a) Until the earlier of such time as (i) Cambrex receives a "no further action" letter or its equivalent from the New York State Department of Environmental Conservation ("NYSDEC") or such other Governmental or Regulatory Authority that Cambrex has completed all required Remediation of Hazardous Materials at the Nepera Facility pursuant to the ROD or (ii) Rutherford receives a "no further action" letter or its equivalent from a Governmental or Regulatory Authority that all Remediation at the Nepera Facility required under the RCRA RFI corrective action process has been completed as required by applicable law, Cambrex shall have the right to receive copies of material reports, work plans, agreements or letters submitted by Rutherford to a Governmental or Regulatory Authority and other material documents that relate to Remediation at the Nepera Facility at the same time as such reports, plans, agreements or documents are submitted to the Governmental or Regulatory Authority, and shall receive prior notice of and attend any meetings (as an observer) with such Governmental or Regulatory Authorities; provided that the Parties recognize that ultimate decision-making authority with respect to such Remediation (other than Remediation pursuant to the ROD) is retained by Rutherford.

               (b) Until such time as Cambrex receives a "no further action" letter or its equivalent from NYSDEC or such other Governmental or Regulatory Authority that Cambrex has completed all required Remediation of Hazardous Materials at the Nepera Facility pursuant to the ROD, Rutherford shall have the right to receive copies of any material reports, work plans, agreements or letters submitted by Cambrex to a Governmental or Regulatory Authority, and other material documents that relate to Remediation under the ROD at the Nepera Facility at the same time as such reports, plans, agreements or documents are submitted to the Governmental or Regulatory Authority, and shall receive prior notice of and attend any meetings (as an observer) with such Governmental or Regulatory Authorities; provided that the Parties recognize that ultimate decision-making authority with respect to such Remediation under the ROD is retained by Cambrex.

               (c) Rutherford shall not, without first providing reasonable prior notice to, and obtaining the express written consent of, Cambrex, communicate with the NYSDEC or any other Governmental or Regulatory Authority or any third Person regarding Remediation of Hazardous Materials at the Nepera Facility pursuant to the ROD, and Rutherford shall facilitate the participation of Cambrex in all such communications. Cambrex shall not, without first providing reasonable prior notice to, and obtaining the express written consent of, Rutherford, communicate with the NYSDEC or any other Governmental or Regulatory Authority or any third Person regarding Remediation of Hazardous Materials at the Nepera Facility pursuant to the RCRA RFI corrective action process or Remediation that is otherwise not Cambrex's responsibility under
Section 2.3.1(a)(iv) hereof, and Cambrex shall facilitate the participation of Rutherford in all such communications.

          2.4.9 Notice of Remediation Activities at CasChem.

               (a) Until such time as Cambrex receives a "no further action" letter or its equivalent from the New Jersey Department of Environmental Protection ("NJDEP") or any other Governmental or Regulatory Authority with jurisdiction over the CasChem Facility that Cambrex has completed all required Remediation of Hazardous Materials at the CasChem Facility pursuant to ISRA, Cambrex shall have the right to receive copies of material reports, work plans, agreements submitted by Rutherford to a Governmental or Regulatory Authority, and other material documents that relate to Remediation at the CasChem Facility at the same time as such reports, plans, agreements or documents are submitted to the Governmental or Regulatory Authority, and shall receive prior notice of and attend any meetings (as an observer) with such Governmental or Regulatory Authorities; provided that the Parties recognize that ultimate decision-making authority with respect to such Remediation (other than Remediation pursuant to ISRA) is retained by Rutherford.

               (b) Until such time as Cambrex receives a "no further action" letter or its equivalent from the NJDEP or any other Governmental or Regulatory Authority with jurisdiction over the CasChem Facility that Cambrex has completed all required Remediation of Hazardous Materials at the CasChem Facility pursuant to ISRA, Rutherford shall have the right to receive copies of any material reports, work plans, agreements submitted by Cambrex to a Governmental or Regulatory Authority, and other material documents that relate to Remediation at the CasChem Facility at the same time as such reports, plans, agreements or documents are submitted to the Governmental or Regulatory Authority, and shall receive prior notice of and attend any meetings (as an observer) with such Governmental or Regulatory Authorities; provided that the Parties recognize that ultimate decision-making authority with respect to such Remediation pursuant to ISRA is retained by Cambrex.

               (c) Rutherford shall not, without first providing reasonable prior notice to, and obtaining the express written consent of, Cambrex, communicate with the NJDEP or any other Governmental or Regulatory Authority or any third Person regarding Remediation of Hazardous Materials at the CasChem Facility pursuant to ISRA, and Rutherford shall facilitate the participation of Cambrex in all such communications. Cambrex shall not, without first providing reasonable prior notice to, and obtaining the express written consent of, Rutherford, communicate with the NJDEP or any other Governmental or Regulatory Authority or any third Person regarding Remediation of Hazardous Materials at the CasChem Facility that is not Cambrex's responsibility under Section 2.3.1(a)(iii) hereof, and Cambrex shall facilitate the participation of Rutherford in all such communications.

          2.4.9 Remedies Cumulative. The remedies provided in this Section 2.4 shall be cumulative and shall not preclude the assertion by any Party of any other rights or the request for any and all other remedies, to the extent permitted by this Agreement.

     2.5 Sale and Assignability.

          2.5.1 This Agreement shall be binding upon the Parties hereto, their successors, subsidiaries (except non-wholly owned subsidiaries in China), assigns, agents, directors, officers and employees, provided that no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement or the APA without the consent of the other Parties hereto. Notwithstanding the foregoing, Rutherford may transfer or assign in whole or in part its rights and obligations under this Agreement to: (i) one or more of its subsidiaries or affiliates; (ii) any financial institution providing purchase money or other financing to Rutherford or to one or more of its subsidiaries or affiliates; (iii) a purchaser of all or a substantial portion of the assets of the Rutherford Chemicals Business; or (iv) a purchaser of all or a substantial portion of the assets of Nepera, but no such transfer or assignment shall relieve Rutherford of any of its obligations hereunder. In the case of a sale of all or a substantial portion of the assets of the Rutherford Chemicals Business, the transferee shall assume the related obligations of Rutherford hereunder and, in the case of the sale of all or a substantial portion of the assets of Nepera, only the Person that purchases all or a substantial portion of the assets of the Nepera Facility directly from Rutherford (the "Initial Nepera Asset Transferee") shall assume the related obligations of Rutherford hereunder as they apply to the Nepera Facility. The Initial Nepera Asset Transferee shall have no obligation to bind future transferees to the terms of this Agreement; provided, however, that in the event the Initial Nepera Asset Transferee sells or transfers all or a substantial portion of the assets of Nepera to a Wholly-Owned Affiliate, such Wholly-Owned Affiliate shall assume the related obligations of Rutherford hereunder as they apply to the Nepera Facility. Such obligations shall survive until the earlier of: (i) thirty (30) months after the Initial Nepera Asset Transfer directly from Rutherford; or (ii) when all remedial construction required as part of the RCRA RFI corrective action process is complete or the Nepera Facility receives a "Completion Notice" from the jurisdictional Governmental or Regulatory Authorities (such as a "no further action" letter or its equivalent or acceptance by such Governmental or Regulatory Authority of Rutherford's final notice of completion). For purposes of this Section 2.5.1, the Initial Nepera Asset Transferee shall not include any entity that is an Affiliate of Rutherford. Rutherford hereby represents that it will maintain sufficient assets to fulfill its obligations under this Agreement in the event of a sale of assets of the Rutherford Chemicals Business that are material to the overall financial condition of Rutherford or the sale of a Rutherford Facility by Rutherford.

          2.5.2 If Rutherford enters into any agreement to sell all or a substantial portion of a Rutherford Facility, Rutherford shall provide Cambrex with notice of such transaction within 48 hours of closing and shall disclose all material terms relating to any assumption by the transferee of any of Rutherford's obligations under this Settlement Agreement.

                                   ARTICLE III
                             INTERPRETATIVE MATTERS

     3.1 Interpretation of Agreement.

          3.1.1 The Agreement will be interpreted and enforced under the laws of the State of New York, without regard to principles of choice of law.

          3.1.2 The Parties agree that this Agreement and the negotiations relating thereto do not constitute an admission or evidence of any wrongdoing, misconduct or violation of any law whatsoever by either Party and further agree that neither this Agreement nor the negotiations thereto shall be admissible in evidence in any proceeding except to enforce its terms.

          3.1.3 This Agreement, together with the documents specifically referenced herein, set forth the entire agreement and understanding among the Parties with respect to the transaction, agreements and understandings relating to the subject matter hereof. No representations, promises or inducements have been made by the Parties which are not embodied in this Agreement, together with the documents specifically referenced herein, and none of the Parties hereto shall be bound by or liable for the alleged representation, promise, inducement or statement of intent not so set forth.

          3.1.4 This Agreement may not be altered, amended, abandoned, modified, waived, superseded, canceled or discharged, except by a further writing subscribed to by all Parties.

          3.1.5 This Agreement may be executed in counterparts, all of which counterparts shall constitute one agreement, and the Parties agree that a facsimile signature shall be binding.

          3.1.6 All notices, requests, claims, demands and other communications to any party hereunder must be in writing and must be given by hand delivery, by courier service or by facsimile to the applicable party at the following address:

          if to Cambrex, to:

               Cambrex Corporation
               One Meadowlands Plaza
               East Rutherford, New Jersey 07073
               Attention: General Counsel

          with a copy to:

               Milbank, Tweed, Hadley & McCloy LLP
               One Chase Manhattan Plaza
               New York, New York 10005
               Attention: Thomas A. Arena, Esq.

          if to Rutherford, to:

               Vertellus Specialties Inc.
               300 North Meridian Street, Suite 1500
               Indianapolis, Indiana 46204
               Attention: General Counsel

          with a copy to:

               Akin Gump Strauss Hauer & Feld LLP
               1333 New Hampshire Avenue, NW
               Washington, DC 20036
               Attention: Perry M. Rosen, Esq.

                                   ARTICLE IV
                    ENFORCEMENT OF THIS AGREEMENT AND THE APA

     4.1 Enforcement of this Agreement and the APA.

          4.1.1 Any claim arising out of or relating to this Agreement, or the subject matter thereof, including any claim for breach, enforcement, indemnification or damages under this Agreement, and any future claims arising out of, relating to, or regarding breach, enforcement, indemnification or damages under the APA, as amended and modified herein, will be resolved solely and exclusively through dispute resolution conducted in accordance with the procedures and rules of the International Institute of Conflict Prevention and Resolution ("CPR") Rules for Non-Administered Arbitration then in effect; except that pursuant to Section 13.2 of the CPR Rules for Non-Administered Arbitration, a Party may seek interim measures and/or provisional relief from a court in order to protect its rights under this Agreement or the APA. The process for dispute resolution is prescribed as follows, to the extent such procedures differ from those set forth in the CPR Rules for Non-Administered Arbitration:

               (a) If, in the opinion of one of the Parties, there is a dispute between Rutherford and Cambrex with respect to the interpretation or implementation of this Agreement, the opining Party shall send a written Notice of Dispute to the other party which outlines the nature of the dispute and requests informal negotiations to resolve the dispute. Such period of informal negotiations shall not extend beyond twenty (20) days from the date when the Notice of Dispute was received unless the period is extended by written agreement of the Parties. After initiation of the informal negotiation period, any Party to the dispute may, upon seven (7) days' prior written notice to the other Party, terminate the informal negotiations.

               (b) If informal negotiations are unsuccessful or are terminated in accordance with Subparagraph (a), a Party may initiate arbitration by sending, via certified mail, a written notice of the claim to the other Party that (i) identifies and describes the nature of each claim asserted, (ii) the facts upon which each claim is based, and (iii) the relief or remedy sought. The Party initiating arbitration shall notify CPR that a demand for arbitration has been made and the Parties shall endeavor to agree on the appointment of a single arbitrator. If the Parties have not agreed on a mutually satisfactory arbitrator within fifteen (15) days of the written notice of the claim, the CPR shall forthwith appoint an arbitrator pursuant to CPR Rule 5.4.

               (c) Within thirty (30) days of receiving a written notice of claim for arbitration, the responding Party may file an answering statement setting forth a response to the claim and the issues presented. The filing of the answering statement shall in no way limit the responding Party's right to assert other defenses or to assert timely counterclaims or take other positions that may become apparent during the course of the arbitration.

               (d) The arbitrator will promptly set a hearing date and time, taking into account the Parties' need to take discovery reasonably necessary for the prosecution or defense of any claim, and will mail written notice of the hearing date to each of the Parties at least sixty (60) days in advance, unless the Parties otherwise agree or mutually waive notice.

               (e) The arbitration shall be held in New York City and the laws of the State of New York shall apply, without resort to choice of law principles.

               (f) The arbitrator is empowered to subpoena witnesses and compel the production of documents to the extent permitted in a judicial proceeding, upon his or her own initiative or the request of one of the Parties. The arbitrator may grant injunctions or other relief in such dispute, but may not award punitive or exemplary damages, unless such limitation is prohibited by law.

               (g) No later than fifteen (15) days before the arbitration, the Parties will exchange lists of witnesses, including any experts, and copies of all exhibits intended to be used at the arbitration. Each party shall have the right to subpoena witnesses and documents for the arbitration, as well as documents relevant to the case from third parties.

               (h) The arbitrator shall have the authority to entertain a motion to dismiss or a motion for summary judgment by any Party and shall apply the standards governing such motions under the New York CPLR.

               (i) The award of the arbitrator shall be FINAL AND BINDING on the Parties and may be enforced by any court of competent jurisdiction and may be executed against the person and assets of the losing Party in any jurisdiction.

          4.1.2 No claim for damages may be made for breach of this Agreement or for breach of any surviving portion of the APA unless the value of such claim exceeds $75,000. The arbitrator shall immediately dismiss any claim submitted for arbitration where the complaining party can not establish that the value of its claim will exceed $75,000; provided, however, that this provision shall not apply to a claim or a motion by a Party for interim measures, provisional relief or injunctive relief as permitted under this Agreement.

     IN WITNESS WHEREOF, the Parties to this Agreement have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        RUTHERFORD CHEMICALS LLC,
                                        VERTELLUS SPECIALTIES HOLDINGS CORP.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        VERTELLUS SPECIALTIES UK LTD., AND
                                        VERTELLUS SPECIALTIES HOLDINGS UK LTD.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CAMBREX CORPORATION


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NEPERA, INC., CASCHEM, INC.,
                                        ZEELAND CHEMICALS, INC., NEPCAM, INC.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CAMBREX LIMITED


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                         ENVIRONMENTAL ESCROW AGREEMENT

     This ENVIRONMENTAL ESCROW AGREEMENT ("Environmental Escrow Agreement") is made and entered into as of July 30, 2007, by and between Rutherford Chemicals LLC, Vertellus Specialties Holdings UK Ltd. (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly Rutherford Chemicals Holdings Corp.) (collectively referred to herein as "Rutherford"), and Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland Chemicals, Inc. (a/k/a Zeeland, Inc.), Nepcam, Inc., and Cambrex Ltd. (collectively referred to herein as "Cambrex"), as each of these parties is defined in the Settlement Agreement, and the Wells Fargo Bank, National Association, as escrow agent (the "Escrow Agent").

                                    RECITALS:

     A. Rutherford and Cambrex are among the parties to a settlement agreement, dated as of July 30, 2007 (the "Settlement Agreement"), pursuant to which the Parties have agreed to settle all Claims and Counterclaims in the Litigation as defined in the Settlement Agreement.

     B. Pursuant to the terms of the Settlement Agreement, Cambrex and Rutherford have agreed to deposit into Escrow seven million, six hundred fourteen thousand and sixty-one dollars ($7,614,061) to be used to reimburse Rutherford for Qualified Expenses (as defined below) incurred by Rutherford in connection with Rutherford's performance of certain Remediation to be undertaken at certain of the Rutherford Facilities, as set forth more fully below.

     C. Upon Termination of the Environmental Escrow Agreement as defined herein, the Escrow Funds held by the Escrow Agent in the Escrow Account, if any, will be disbursed to Rutherford pursuant to the terms of this Agreement.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of the covenants set forth in this Environmental Escrow Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Rutherford, Cambrex and the Escrow Agent hereby agree as follows:

                                   ARTICLE I
                                     ESCROW

     1.1 Defined Terms. Capitalized terms used in this Environmental Escrow Agreement but not defined herein shall have the meaning ascribed to them in the Settlement Agreement.

          (a) The term "Settlement Agreement" as used herein, means the Settlement Agreement and Release executed by the same parties in conjunction with this Environmental Escrow Agreement and to which this Environmental Escrow Agreement has been made an Exhibit. The Settlement Agreement is attached hereto as Exhibit A.

          (b) The term "Remediation" shall have the meaning ascribed to it in the Settlement Agreement. The term "Remediation Work" shall mean any work performed to investigate, conduct, manage, carry out or complete Remediation.

          (c) The term "Permitted Investments" means:

               i. direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America) and rated at least investment grade, in each case maturing within one year from the date of acquisition thereof;

               ii. investments in commercial paper maturing within 180 days from the date of acquisition thereof and rated, at such date of acquisition, A-1 or better by Standard & Poor's Ratings Services or P-1 or better by Moody's Investors Service, Inc.; or

               iii. investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000.

     1.2 Appointment of the Escrow Agent. Cambrex and Rutherford hereby appoint Wells Fargo Bank, National Association, as the Escrow Agent, and the Escrow Agent hereby agrees to assume and perform the duties of the Escrow Agent under and pursuant to this Agreement.

     1.3 Deposit of Escrow Amount.

          1.3.1 Rutherford shall deliver to the Escrow Agent the amount equal to Rutherford's Note Payment pursuant to Section 2.1.2(b) of the Settlement Agreement, or in the event of a sale of Vertellus Specialties Holding Corp., Rutherford's deposit shall be made pursuant to Section 2.1.3 of the Settlement Agreement. Upon delivery of the full amount of the Note Payment to the Escrow Agent, and pursuant to Section 2.1.1(b) of the Settlement Agreement, Cambrex shall deliver to the Escrow Agent the amount of the Escrow Deposit minus the amount of Rutherford's Note Payment ("Net Escrow Deposit"). Both the Net Escrow Deposit and the Note Payment shall be delivered to the Escrow Agent in accordance with the schedule of payments set forth in Section 2.1 of the Settlement Agreement. All such deposits (collectively referred to herein as the "Environmental Deposit") shall be made via wire transfer of immediately available funds to the following account maintained by the Escrow Agent:

                    Bank: Wells Fargo Bank, National Association
                    Location: Indianapolis, Indiana
                    Account Number: TBD
                    ABA Number: 121-000-248
                    Reference: Rutherford Vertellus Environmental Escrow
                    Attention: John D. Alexander

          1.3.2 The Escrow Agent shall invest the Environmental Deposit in an interest-bearing account ("Escrow Account") by no later than the close of business on the business day next following the day on which the Environmental Deposit is received. In the absence of other written investment instructions, the Environmental Deposit shall be invested in a Wells Fargo Bank Money Market Deposit Account (the "MMDA"). The Parties understand that amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $100,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $100,000. The Parties understand that deposits in the MMDA are not secured. All reasonable administrative costs, fees and expenses of the Escrow Agent related to such account (collectively, "Fees") may be deducted by the Escrow Agent from the Escrow Account.

          1.3.3 All Permitted Investments shall be considered part of the Escrow Account. In determining whether and how much of the Escrow Account to deposit or hold in Permitted Investments, the Escrow Agent shall ensure that there are sufficient funds available to pay Qualified Expenses within the time periods set forth in 1.4.5 of this Escrow Agreement.

     1.4 Distribution of the Escrow Account.

          1.4.1 Qualified Expenses. For purposes of this Environmental Escrow Agreement, "Qualified Expenses" means costs incurred on or after July 1, 2007 by Rutherford or any of its successors, assigns, contractors, agents, employees or representatives relating to or in connection with Remediation at the five Rutherford Facilities as follows: any and all Remediation at the Nepera facility and the Heico Facility; any or all Remediation of toluene at the Seal Sands Facility; and/or any and all Remediation of mercury at the Zeeland Facility or any Hazardous Materials at any of the seven closed and inactive lagoons at the Zeeland Facility and the closed Ketone Sludge Pond at the Zeeland Facility formerly used to store a variety of chemicals between the 1950s and the 1970s. Qualified Expenses shall include, without limitation, all costs and expenses related to the management of the work by Rutherford, attorneys' fees for legal services rendered in connection with Remediation as described herein, and costs and expenses related to community relations and outreach to the community to the extent such costs and expenses relate to Remediation as described herein; provided that any such Remediation Work has been performed in accordance with the standards set forth in Section 1.4.3 of this Environmental Escrow Agreement; provided further that not more than one million dollars ($1,000,000) may be used for the purpose of paying Rutherford or its designated Representatives for Qualified Expenses relating to Remediation at the Zeeland, Seal Sands or Heico Facilities combined and provided further that any costs incurred by Rutherford with respect to the Remediation Work shall not be considered "Qualified Expenses" for the purposes of this Environmental Escrow Agreement if such costs relate to actions taken following the issuance of a "no further action" letter, certificate of completion, or equivalent notice from a Governmental or Regulatory Authority issued on or after the date of the execution of this Agreement, reflecting that the respective Remediation Work to which the incurred costs related has been completed.

          1.4.2 Cessation or Modification of Remediation Work. Rutherford shall deliver to Cambrex and the Escrow Agent (a) any order of, or agreement with, any Governmental or Regulatory Authority in respect of which Rutherford might make a claim for a distribution hereunder, as well as any modifications or amendments of or supplements to existing orders or agreements, as promptly as practicable following the issuance or execution thereof and (b) any "no further action" letter, certificate of completion or equivalent document issued with respect to any aspect of, or all, the Remediation Work as promptly as practicable following the issuance thereof.

          1.4.3 Remediation Work Standards. In order for an expense to be deemed a Qualified Expense, such expense shall be incurred in connection with Remediation Work which (a) is conducted in accordance with applicable Environmental Laws and (b) unless required by a Governmental or Regulatory Authority, is (i) technically feasible and practicable and (ii) based on customary and accepted engineering practices.

          1.4.4 Claims by Rutherford. From time to time during the term of this Environmental Escrow Agreement, Rutherford or any of its successors, assigns, contractors, agents, employees or representatives (collectively "Representatives") authorized by Rutherford to act on its behalf may submit to the Escrow Agent, with copy to Cambrex, a certificate substantially in the form of Exhibit B (a "Certificate of Instruction"), setting forth the amount of expenses incurred by Rutherford or its Representatives (the "Owed Amount") which Rutherford or its Representatives believes to be Qualified Expenses. Each such Certificate of Instruction shall describe such expenses in reasonable detail and be accompanied by receipts, invoices and other appropriate and customary documentation sufficient to demonstrate the amount of such expenses and to support Rutherford's claim that such expenses are Qualified Expenses.

          1.4.5 Objections and Payment. Cambrex shall have fifteen (15) calendar days from the date it receives the Certificate of Instruction to provide the Escrow Agent and Rutherford with written notice objecting to such Certificate or any portion thereof ("Objection Period"). If the Escrow Agent has not received from Cambrex a certificate in substantially the form of Exhibit C attached hereto (an "Objection Certificate") within the Objection Period, the Escrow Agent shall deliver to Rutherford within seven (7) calendar days following the expiration of the Objection Period the portion of the Escrow Account equal to the dollar amount of the Qualified Expenses set forth in the Certificate of Instruction, up to an aggregate amount equal to the Escrow Account (less any fees). If the Escrow Agent and Rutherford each receive an Objection Certificate from Cambrex objecting to the Certificate of Instruction or any portion thereof, the Escrow Agent shall (i) deliver to Rutherford within such seven calendar day period the amount of Qualified Expenses that is not in dispute and (ii) retain the amount disputed pending resolution of the dispute as follows:

               (a) Rutherford and Cambrex shall use their commercially reasonable efforts to resolve Cambrex's objection by mutual agreement, in which case Rutherford and Cambrex shall provide the Escrow Agent with a certificate substantially in the form of Exhibit D attached hereto (a "Resolution Certificate") stating that Rutherford and Cambrex have agreed that the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to Rutherford, so long as sufficient funds are on deposit in the Escrow Account to make such payment.

               (b) If Rutherford and Cambrex cannot mutually resolve Cambrex's objection within thirty (30) days after the expiration of the Objection Period, then Cambrex shall submit the dispute to the Special Master, who shall make a determination within thirty (30) days as to whether the Owed Amount, or any portion thereof, constitutes a Qualified Expense. The Special Master shall base any such determination on whether the expenses constituting the Owed Amount are costs relating to or associated with a Qualified Expense as defined in Section 1.4.1 of this Agreement. The decision of the Special Master shall be final and binding upon the Parties.

               (c) In the event Cambrex submits or makes any objection under any provision of this Environmental Escrow Agreement or other challenge to Rutherford's submission for payment from the Escrow Account or request for Termination of the Environmental Escrow Agreement under Paragraph 1.6 of this Agreement, and that objection or challenge is resolved by the Special Master in Rutherford's favor in whole or in part, Cambrex shall pay to Rutherford, within ten (10) days after resolution of the matter by the Special Master: (i) all fees and costs incurred by Rutherford in responding to and addressing that part of Cambrex's objection or challenge that was resolved in Rutherford's favor, including but not limited to all consultant's and attorneys' fees and the reasonable hourly fee for employee time used to address such objection or challenge; and (ii) all fees and costs of the Special Master associated with addressing and adjudicating that part of Cambrex's objection or challenge that was resolved in Rutherford's favor. Failure of Cambrex to make a payment of fees and costs required under this paragraph shall forfeit and extinguish Cambrex's right to make future objections or challenges to Rutherford's submission of any claim for reimbursement from the Escrow Account.

               (d) In the event that Cambrex submits or makes any objection under any provision of this Environmental Escrow Agreement or other challenge to Rutherford's submission for payment from the Escrow Account or request for Termination of the Environmental Escrow Agreement under Paragraph 1.6 of this Agreement, and that objection or challenge is resolved by the Special Master in Cambrex's favor in whole or in part, Rutherford shall pay Cambrex, within ten
(10) days after resolution of the matter by the Special Master: (i) all fees and costs incurred by Cambrex in submitting that part of Cambrex's objection that was resolved in Cambrex's favor by the Special Master, including but not limited to all consultant's and attorneys' fees and the reasonable hourly fee for employee time used to address such objection or challenge; and (ii) all fees and costs of the Special Master associated with addressing and adjudicating that part of Cambrex's objection or challenge that was resolved in Cambrex's favor.

     1.5 Certifications. All Certificates to be delivered under this Article I shall be delivered simultaneously to the Escrow Agent and the other party to this Environmental Escrow Agreement.

     1.6 Termination. This Environmental Escrow Agreement shall terminate upon the earlier of (a) the distribution of all of the Escrow Account in accordance with the terms hereof, (b) the date that is ten years from the date of the execution of this Agreement or (c) such earlier date on which the Escrow Agent receives a written assurance of concurrence (a "Completion Notice") by the jurisdictional Governmental or Regulatory Authorities (such as a "no further action" letter or its equivalent or acceptance by such Governmental or Regulatory Authority of Rutherford's final notice of completion) that Remediation at the Nepera Facility required under the RCRA RFI corrective action process has been completed as required by applicable law or, in the event monitoring or maintenance of the Nepera Facility is required after completion of any Remediation, such monitoring and/or maintenance (exclusive of any pump-and-treat remedy involving groundwater) having been conducted for a period of at least two years without the imposition of additional remediation requirements, provided, however, that a Completion Notice will not terminate the Environmental Escrow Agreement if within twenty (20) days following Cambrex's receipt of a copy of the Completion Notice, Cambrex provides written notice to the Escrow Agent, with a copy to Rutherford, of its objection to the Completion Notice under Section 1.4.2 hereof (the "Completion Objection"); and provided further that subsequent to the Escrow Agent's receipt of a Completion Objection, this Environmental Escrow Agreement shall terminate if the Escrow Agent receives either (x) a joint notice from Rutherford and Cambrex stating that Rutherford and Cambrex have agreed that this Environmental Escrow Agreement shall be terminated, or (y) a copy of a final, non-appealable judgment of an arbitrator stating that the Completion Notice satisfies the requirements of Section 1.4.2 hereof. In the event that this Environmental Escrow Agreement terminates pursuant to Subsection (b) or (c) of this Section 1.6, the Escrow Agent shall deliver the amount of the Escrow Account then remaining (less any Fees) to Rutherford. In any event, upon termination of this Environmental Escrow Agreement, any remaining balance in the Escrow Account shall be paid to Rutherford.

                                   ARTICLE II
               CONCERNING THE ESCROW AGENT AND THE SPECIAL MASTER

     2.1 Concerning the Escrow Agent.

          2.1.1 General. Cambrex and Rutherford acknowledge and agree that the Escrow Agent (a) shall not be responsible for any of the other agreements referred to herein but shall be obligated only for the performance of such duties of the Escrow Agent as are specifically set forth in this Environmental Escrow Agreement, (b) shall not be obligated to take any legal or other action hereunder which might in its judgment involve expense or liability unless it shall have been furnished with indemnity acceptable to it, (c) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (d) may, at its sole expense, consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          2.1.2 Expenses of Escrow. The Escrow Agent shall be entitled to compensation for out-of-pocket expenses incurred in performing the duties and obligations imposed under this Environmental Escrow Agreement and an annual fee in the amount of two-thousand and five hundred dollars ($2,500) for the term of this Environmental Escrow Agreement. All expenses incurred, and fees paid, shall be paid from the Environmental Deposit. The Escrow Agent shall not be entitled to any other fee or compensation.

          2.1.3 Waiver of Liens. Without prejudice to Section 1.6, 2.1.2, and any other provision of this Environmental Escrow Agreement specifically providing for the payment of amounts due to the Escrow Agent hereunder, the Escrow Agent hereby waives and agrees not to assert any right of setoff or bank, statutory, equitable or other lien in respect of the Escrow Account or the distribution thereof.

          2.1.4 Liability of the Escrow Agent. Upon disbursement of all of the Escrow Account in accordance with the terms hereof, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations and liabilities hereunder. In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold the Escrow Account then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent has been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated as provided in Section 3.9. In the event of a dispute, the Escrow Agent may file an interpleader action and pay the Escrow Account into the registry of the court. Neither the Escrow Agent nor any of its directors, officers or employees shall be liable to anyone for any action taken or omitted to be taken by it or any of its directors, officers or employees hereunder except in the case of any loss, liability or expense primarily caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. Cambrex and Rutherford shall, jointly and severally, indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Environmental Escrow Agreement or with the administration of its duties hereunder, including, legal fees and expenses and other costs and expenses of defending or preparing to defend against any claim of liability, unless such loss, liability or expense is primarily caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential losses or damages (including without limitation lost profits), even if advised of the possibility of such losses or damages and regardless of the form of action.

          2.1.5 Resignation. The Escrow Agent may at any time resign as Escrow Agent hereunder by providing sixty (60) calendar days' prior written notice of resignation to the other parties hereto. Prior to the effective date of the resignation as specified in such notice, Cambrex and Rutherford shall issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Account to a successor escrow agent selected by Cambrex and Rutherford. If no successor escrow agent is named by Cambrex and Rutherford, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent. The provisions of 2.1.4 above shall survive the resignation or removal of the Escrow Agent or the termination of this Environmental Escrow Agreement.

     2.2 Concerning the Special Master.

          2.2.1 "Special Master" shall mean an individual retained by the Parties to address and decide certain issues related to Qualified Expenses, as defined in Section 1.4.1 and further set forth in this Agreement. The Special Master shall have experience in the area of environmental Remediation and in submitting or reviewing invoices for remediation work.

          2.2.2 The Special Master shall be jointly designated by the Parties within thirty (30) days after the execution of this Agreement. If the Parties are unable to agree on the identity of a Special Master, the Special Master shall be chosen by the Escrow Agent.

          2.2.3 All expenses of the Special Master incurred in carrying out his or her responsibilities under this Agreement shall be paid by the Parties, as set forth in Paragraph 1.4.5 herein.

                                   ARTICLE III
                                  MISCELLANEOUS

     3.1 Entire Agreement. This Environmental Escrow Agreement, including the Exhibits to this Environmental Escrow Agreement, constitutes the entire agreement of the parties to this Environmental Escrow Agreement with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

     3.2 Notices. All notices, requests, claims, demands and other communications to any party hereunder must be in writing and must be given by hand delivery, by courier service or by facsimile to the applicable party at the following address:

          if to Cambrex, to:

               Cambrex Corporation
               One Meadowlands Plaza
               East Rutherford, New Jersey 07073
               Attention: General Counsel

          with a copy to:

               Milbank, Tweed, Hadley & McCloy LLP
               One Chase Manhattan Plaza
               New York, New York 10005
               Attention: Thomas A. Arena, Esq.

          if to Rutherford, to:

               Vertellus Specialties Inc.
               300 North Meridian Street
               Suite 1500
               Indianapolis, Indiana 46204
               Attention: General Counsel

          with a copy to:

               Akin Gump Strauss Hauer & Feld LLP
               1333 New Hampshire Avenue, NW
               Washington, DC 20036
               Attention: Perry M. Rosen, Esq.

          if to the Escrow Agent, to:

               Wells Fargo Bank, National Association
               300 North Meridian Street, 16th Floor
               Indianapolis, Indiana 46204-1751
               Attention: John Alexander, Corporate Trust & Escrow Services

or any other address or facsimile number as a party may hereafter specify by notice to the other parties to this Environmental Escrow Agreement in accordance with this Section 3.2. Delivery of each notice, request or other communication will be effective (a) if given by hand delivery or courier service, when delivered at the address specified in this Section 3.2, or (b) if given by facsimile transmission, when the facsimile is transmitted to the facsimile number specified in this Section 3.3 and the appropriate confirmation is received.

     3.3 Disbursements. All disbursements to Rutherford or Cambrex pursuant to this Environmental Escrow Agreement shall be made via wire transfer of immediately available funds to the following account:

          (i) if to Rutherford, to the following account:

               Bank: National City Bank
               Location: Indianapolis, Indiana
               Account Number: 984-987-847
               ABA Number: 074-000-065
               Reference: Rutherford Chemicals LLC HOP# 130
               Attention: David Schwind

or such other account as such party may hereafter specify to by notice to the Escrow Agent;

          (ii) if to Cambrex, to the following account:

               Bank: Bank of New York
               Location: One Wall Street, New York, New York 10286 Account Number: 6106823683
               ABA Number: 021000018
               Reference: Rutherford Escrow
               Attention: Gregory Sargen

or such other account as such party may hereafter specify to by notice to the Escrow Agent;

     3.4 Amendments and Waivers.

          3.4.1 Writing Required. Any provision of this Environmental Escrow Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Cambrex, Rutherford and the Escrow Agent or, in the case of a waiver, by the party against whom the waiver is to be effective.

          3.4.2 No Implied Waiver. No failure or delay by any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     3.5 Successors and Assigns. The provisions of this Environmental Escrow Agreement shall be binding upon and inure to the benefit of the parties to this Environmental Escrow Agreement and their respective successors and assigns. Rutherford may transfer or assign in whole or in part its rights and obligations under this Environmental Escrow Agreement to (i) one or more of its subsidiaries or affiliates; (ii) any financial institution providing purchase money or other financing to Rutherford or to one or more of its subsidiaries or affiliates; or
(iii) a purchaser of Rutherford or any portion thereof or a purchaser of any of the Rutherford Facilities, or a substantial portion of any one of the Rutherford Facilities, but no such transfer or assignment will relieve Rutherford of any of its obligations hereunder. No assignment of interests of any of the other Parties hereto shall be binding upon the Escrow Agent unless and until written notice of such assignment is provided to and acknowledged by the Escrow Agent.

     3.6 Benefit; No Joint Venture. Notwithstanding anything to the contrary contained in this Environmental Escrow Agreement, nothing in this Environmental Escrow Agreement, expressed or implied, is intended to confer on any person or entity other than the parties to this Environmental Escrow Agreement or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Environmental Escrow Agreement. Neither this Environmental Escrow Agreement nor anything contained herein shall create or be deemed to create a partnership, joint venture or other joint or equity type agreement between Rutherford and Cambrex.

     3.7 Tax Issues. The parties acknowledge that the Escrow Agent does not have any interest in the Escrow Deposit, but is serving only as escrow holder hereunder. Without limiting the foregoing, but subject to the other provisions of this Agreement, Rutherford shall be responsible for determining if there are any taxes relating to the Escrow Deposit, the Escrow Account, all property or funds on deposit therein and all dividends, distributions, interest, income and earnings thereon. If it is determined that any such taxes are due and owing, they may be disbursed to Rutherford from the Escrow Account upon a written direction to the Escrow Agent from Rutherford.

     3.8 Certain Interpretive Matters.

          3.8.1 Certain References. Unless the context otherwise requires, all references in this Environmental Escrow Agreement to Sections or Exhibits are to Sections or Exhibits of or to this Environmental Escrow Agreement. All references to "$" or dollar amounts are to lawful currency of the United States of America.

          3.8.2 Titles and Headings. Titles and headings to Sections and Exhibits in this Environmental Escrow Agreement are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Environmental Escrow Agreement.

          3.8.3 Governing Law. This Environmental Escrow Agreement shall be construed in accordance with and governed by the internal substantive law of the State of New York regardless of the laws that might otherwise govern under principles of conflict of laws applicable thereto.

     3.9 Consent to Jurisdiction; Arbitration. Any disputes arising from or relating to this Environmental Escrow Agreement shall be submitted to and resolved by binding arbitration conducted in the State of New York, County of New York, in accordance with the Section 4.1 of the Settlement Agreement. Judgment on any arbitration award may be entered in any court having jurisdiction.

     3.10 Severability. If any provision of this Environmental Escrow Agreement is determined by a Governmental or Regulatory Authority to be invalid, void or unenforceable, the remainder of the provisions of this Environmental Escrow Agreement will remain in full force and effect and will in no way be affected, impaired or invalidated.

     3.11 Counterparts; Effectiveness. This Environmental Escrow Agreement may be executed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto were upon the same instrument. This Environmental Escrow Agreement will become effective when both of the following events occur: (a) each party to this Environmental Escrow Agreement receives counterparts hereof signed by the other parties to this Environmental Escrow Agreement; and (b) each party to this Environmental Escrow Agreement receives counterparts signed by the other parties to the Settlement Agreement.

     IN WITNESS WHEREOF, the parties to this Environmental Escrow Agreement have caused this Environmental Escrow Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        CAMBREX:

                                        CAMBREX CORPORATION


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NEPERA, INC., CASCHEM, INC.,
                                        ZEELAND CHEMICALS, INC., NEPCAM, INC.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CAMBREX LIMITED


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        RUTHERFORD:

                                        RUTHERFORD CHEMICALS LLC.,
                                        VERTELLUS SPECIALTIES HOLDINGS CORP.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        VERTELLUS SPECIALTIES UK LTD.,
                                        VERTELLUS SPECIALTIES HOLDINGS UK LTD.


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ESCROW AGENT:

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as escrow agent


                                        By: /s/
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                              SETTLEMENT AGREEMENT


                                      P. 30

                                    EXHIBIT B

                     RUTHERFORD'S CERTIFICATE OF INSTRUCTION

     Pursuant to Section 1.4.4 of the Environmental Escrow Agreement, dated as of July 30, 2007 (the "Environmental Escrow Agreement"), by and between Rutherford Chemicals LLC, Vertellus Specialties Holdings UK Ltd (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly Rutherford Chemicals Holdings Corp.) (collectively, "Rutherford"), and Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland, Inc., Nepcam, Inc., and Cambrex Ltd. (collectively, "Cambrex") and Wells Fargo National Bank, National Association, as escrow agent (the "Escrow Agent"), Rutherford hereby certifies to the Escrow Agent and Cambrex that (i) the attached receipts or invoices are for costs incurred by Rutherford which are Qualified Expenses and (ii) Rutherford has not previously received funds from the Escrow Account in respect of such expenses.

     The Escrow Agent is hereby instructed to release to Rutherford, on the date that is no earlier than sixteen (16) calendar days and no later than twenty-three (23) days after the receipt of this Certificate by the Escrow Agent, an aggregate amount of $__________ from the Escrow Account in respect of such Qualified Expenses. If the Escrow Agent receives an Objection to this Certification from Cambrex within fifteen (15) calendar days after the receipt of this Certificate by the Escrow Agent, the Escrow Agent is hereby instructed to release to Rutherford an amount of the Escrow Account equal to the aggregate amount of such expenses not disputed by such Objection and retain the disputed amount in accordance with Section 1.4.5 of the Environmental Escrow Agreement.

     All terms beginning with initial capital letters not otherwise defined in this Certificate have the same meaning as set forth in the Environmental Escrow Agreement.

Dated:                                  RUTHERFORD:
       ------------------------------
                                        RUTHERFORD CHEMICALS LLC.,
                                        VERTELLUS SPECIALTIES HOLDINGS CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        VERTELLUS SPECIALTIES UK LTD.,
                                        VERTELLUS SPECIALTIES HOLDINGS UK LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      P. 31

                                    EXHIBIT C

                         CAMBREX'S OBJECTION CERTIFICATE

     Pursuant to Section 1.4.5 of the Environmental Escrow Agreement, dated as of July 30, 2007 (the "Environmental Escrow Agreement"), by and between Rutherford Chemicals LLC, Vertellus Specialties Holdings UK Ltd (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly Rutherford Chemicals Holdings Corp.) (collectively, "Rutherford"), and Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland, Inc., Nepcam, Inc., and Cambrex Ltd. (collectively, "Cambrex") and Wells Fargo National Bank, National Association, as escrow agent (the "Escrow Agent"), Cambrex hereby:

     (a) disputes that $_______ of the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is for Qualified Expenses and is payable to Rutherford by reason thereof;

     (b) certifies that a copy of this Objection Certificate has been served upon Rutherford;

     (c) objects to your making payment to Rutherford in the amount of $_______ as provided in such Certificate of Instruction; and

     [(d) does not object to your making payment to Rutherford in the amount of $________ as provided in such Certificate of Instruction.]

     All terms beginning with initial capital letters not otherwise defined in this Certificate have the same meaning as set forth in the Environmental Escrow Agreement.

Dated:                                  CAMBREX:
       ------------------------------
                                        CAMBREX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NEPERA, INC., CASCHEM, INC.,
                                        ZEELAND, CHEMICALS, INC., NEPCAM, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      P. 32

                                        CAMBREX LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      P. 33

                                    EXHIBIT D

                             RESOLUTION CERTIFICATE

     Pursuant to Section 1.4.5 of the Environmental Escrow Agreement, dated as of July 30, 2007 (the "Environmental Escrow Agreement"), by and between Rutherford Chemicals LLC, Vertellus Specialties Holdings UK Ltd (formerly Rutherford Chemicals UK Ltd.), Vertellus Specialties UK Ltd. (formerly Seal Sands Chemicals Ltd.), and Vertellus Specialties Holdings Corp. (formerly Rutherford Chemicals Holdings Corp.) (collectively, "Rutherford"), and Cambrex Corporation, Nepera, Inc., CasChem Inc., Zeeland, Inc., Nepcam, Inc., and Cambrex Ltd. (collectively, "Cambrex") and Wells Fargo National Bank, National Association, as escrow agent (the "Escrow Agent"), Rutherford and Cambrex hereby:

     (a) certify that (i) Rutherford and Cambrex have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, 20__ and the related Objection Certificate dated ___________, 20__ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________; and

     (b) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to Rutherford and such Certificate of Instruction is hereby cancelled.

     All terms beginning with initial capital letters not otherwise defined in this Certificate have the same meaning as set forth in the Environmental Escrow Agreement.

Dated:                                  RUTHERFORD:
       ------------------------------
                                        RUTHERFORD CHEMICALS LLC.,
                                        VERTELLUS SPECIALTIES HOLDINGS CORP.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        VERTELLUS SPECIALTIES UK LTD.,
                                        VERTELLUS SPECIALTIES HOLDINGS UK LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      P. 34

                                        CAMBREX:

                                        CAMBREX CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        NEPERA, INC., CASCHEM, INC.,
                                        ZEELAND CHEMICALS, INC., NEPCAM, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        CAMBREX LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      P. 35

                                    EXHIBIT E

                                  TAX REPORTING

Pursuant to and in accordance with Section 3.7 of the Environmental Escrow Agreement, dated as of July 30, 2007 (the "Environmental Escrow Agreement"), the Escrow Agent shall report the income earned, if any, in the Escrow Account, to the following entity:

               Vertellus Specialties Inc.
               300 North Meridian Street, Suite 1500
               Indianapolis, Indiana 46204
               Attention: General Counsel

               Fed. I.D. No. 35-0607240


                                      P. 36